INDIVIDUAL VARIABLE ANNUITY APPLICATION

CONTRACT #

Select Product:  X  Protective Dimensions IV Variable Annuity
Exhibit (e)(1)(i)

PROTECTIVE LIFE INSURANCE COMPANY
Send Applications to:
Overnight: 2801 Highway 280 South, Birmingham, Alabama 35223
U.S. Mail: P. O. Box 10648, Birmingham, Alabama 35202-0648
(800) 456-6330

Owner 1 (If mailing address is a P.O. Box, please provide a physical address in the 'Remarks' area.)
Name:

        Male         Female
Address:

Birthdate:

City:

State:

Zip:

SSN/Tax ID:

Email Address:

Phone:

Owner 2 (If applicable.)

Name:

        Male         Female
Address:

Birthdate:

City:

State:

Zip:

SSN/Tax ID:

Email Address:

Phone:

Annuitant      Same as Owner 1       Same as Owner 2
(If not Owner 1 or 2, complete this section.)
Name:

        Male         Female
Address:

Birthdate:

City:

State:

Zip:

SSN/Tax ID:

Email Address:

Phone:

Beneficiary, if there is no surviving Owner

Use Administrative Form LAD-1225 to name or change a beneficiary any time before the death of an owner.

Initial Purchase Payment: $

(minimum: $10,000)

Funding Source:
     Cash
     Non-Qualified 1035 Exchange
     CD/Non-Insurance Exchange

     Direct Transfer
     Direct Rollover
     Indirect Rollover

Plan Type:
     Non-Qualified
     IRA
     Roth IRA
     Other:

Complete if an IRA and includes new contributions:
$

(Amount)

(Tax Year)

$

(Amount)

(Tax Year)
Replacement:
Do you currently have an annuity contract or life insurance policy?
        Yes         No
Will this annuity change or replace an existing annuity contract or life insurance policy?
        Yes         No
(If yes, please provide the company name and contract or policy number below.)

Company 1	Contract or Policy #
Company 2	Contract or Policy #
Company 3	Contract or Policy #
An annuity contract is not a deposit or obligation of, nor guaranteed by any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and is subject to investment risk, including the possible loss of principal.
CONTRACT BENEFITS ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

ICC17-VDA-P-1007

Dimensions IV 5/22
INDIVIDUAL VARIABLE ANNUITY APPLICATION
CONTRACT #

PROTECTIVE LIFE INSURANCE COMPANY
ALLOCATE PURCHASE PAYMENTS – Allocation instructions remain in effect until you change them. Use whole percentages. ‘Purchase Payment’ and ‘DCA Allocation’ percentage totals must equal 100%, each. If using a Model Portfolio, allocate to the Guaranteed Account and one Model Portfolio, only.

If you are purchasing a protected lifetime income benefit your contract allocation is restricted to a  single choice from among the following three options:
•
100% to the Clayton Street Protective Life Dynamic Allocation Series – Conservative Sub-Account; or
•
100% to the Clayton Street Protective Life Dynamic Allocation Series – Moderate Sub-Account; or
•
50% to the Clayton Street Protective Life Dynamic Allocation Series – Moderate Sub-Account and 50% to the Balanced Growth & Income Model Portfolio

Dollar Cost Averaging from a DCA Account into one of these allocations  is permitted.

Protective Life Guaranteed Account

Purchase Payment
Investment Option

 %
Guaranteed Account – not available if you purchase a protected lifetime income benefit

 %
DCA Account 1 – Make DCA transfers on the   day (1st – 28th) of the month for   months (3 – 6 months) .

 %
DCA Account 2 – Make DCA transfers on the   day (1st – 28th) of the month for   months (3 – 6 months) .

Sub-Accounts of the Protective Variable Annuity Separate Account

Purchase
Payment
DCA
Allocation

Manager

Investment Options

 %

 %
AllianceBernstein
Growth and Income

 %

 %
AllianceBernstein
Large Cap Growth

 %

 %
AllianceBernstein
Small Cap Growth

 %

 %
AllianceBernstein
Small/Mid Cap Value

 %

 %
American Funds
American High-Income

 %

 %
American Funds
Asset Allocation

 %

 %
American Funds
Capital Income Builder

 %

 %
American Funds
Capital World Bond

 %

 %
American Funds
Capital World Growth and Income

 %

 %
American Funds
Global Growth

 %

 %
American Funds
Global Small Capitalization

 %

 %
American Funds
Growth

 %

 %
American Funds
Growth-Income

 %

 %
American Funds
International

 %

 %
American Funds
International Growth and Income

 %

 %
American Funds
New World

 %

 %
American Funds
The Bond Fund of America

 %

 %
American Funds
U.S. Government Securities

 %

 %
American Funds
Washington Mutual Investors

 %

 %
BlackRock Advisors
60/40 Target Allocation

 %

 %
BlackRock Advisors
Global Allocation

 %

 %
BlackRock Advisors
International

 %

 %
Columbia Management
Balanced

 %

 %
Columbia Management
Emerging Markets Bond

 %

 %
Columbia Management
Limited Duration Credit

 %

 %
Columbia Management
Select Mid Cap Value

 %

 %
Columbia Management
Strategic Income

 %

 %
Fidelity Management & Research
Asset Manager

 %

 %
Fidelity Management & Research
Asset Manager Growth

 %

 %
Fidelity Management & Research
Balanced

 %

 %
Fidelity Management & Research
Bond Index

 %

 %
Fidelity Management & Research
Energy

 %

 %
Fidelity Management & Research
Extended Market Index

 %

 %
Fidelity Management & Research
FundsManager 60%

 %

 %
Fidelity Management & Research
FundsManager 85%

 %

 %
Fidelity Management & Research
Health Care

 %

 %
Fidelity Management & Research
Index 500

 %

 %
Fidelity Management & Research
International Index

ICC17-VDA-P-1007

Dimensions IV 5/22
INDIVIDUAL VARIABLE ANNUITY APPLICATION
CONTRACT #

PROTECTIVE LIFE INSURANCE COMPANY
Sub-Accounts of the Protective Variable Annuity Separate Account (continued)

Purchase
Payment
DCA
Allocation

Manager

Investment Options

 %

 %
Fidelity Management & Research
Investment Grade Bond

 %

 %
Fidelity Management & Research
Mid Cap

 %

 %
Fidelity Management & Research
Technology

 %

 %
Fidelity Management & Research
Total Market Index

 %

 %
Fidelity Management & Research
Utilities

 %

 %
Fidelity Management & Research
Value Strategies

 %

 %
Franklin Templeton Investments
ClearBridge Mid Cap

 %

 %
Franklin Templeton Investments
ClearBridge Small Cap Growth

 %

 %
Franklin Templeton Investments
Franklin Dynatech

 %

 %
Franklin Templeton Investments
Franklin Income

 %

 %
Franklin Templeton Investments
Franklin Rising Dividends

 %

 %
Franklin Templeton Investments
Franklin Small Cap Value

 %

 %
Franklin Templeton Investments
Franklin Small-Mid Cap Growth

 %

 %
Franklin Templeton Investments
Templeton Developing Markets

 %

 %
Goldman Sachs Asset Management
Core Fixed Income

 %

 %
Goldman Sachs Asset Management
Mid Cap Growth

 %

 %
Goldman Sachs Asset Management
Strategic Growth

 %

 %
Invesco Advisers
Conservative Balanced

 %

 %
Invesco Advisers
Discovery Mid Cap Growth

 %

 %
Invesco Advisers
Equity and Income

 %

 %
Invesco Advisers
Global

 %

 %
Invesco Advisers
Global Real Estate

 %

 %
Invesco Advisers
Government Securities

 %

 %
Invesco Advisers
Main Street Small Cap

 %

 %
Invesco Advisers
Small Cap Equity

 %

 %
Invesco Advisers
U.S. Government Money

 %

 %
Janus
Clayton Street Protective Life Dynamic Allocation Series – Conservative

 %

 %
Janus
Clayton Street Protective Life Dynamic Allocation Series – Moderate

 %

 %
Janus
Clayton Street Protective Life Dynamic Allocation Series – Growth

 %

 %
Lord Abbett
Bond Debenture

 %

 %
Lord Abbett
Dividend Growth

 %

 %
Lord Abbett
Growth Opportunities

 %

 %
Lord Abbett
Short Duration Income

 %

 %
PIMCO
Low Duration

 %

 %
PIMCO
Real Return

 %

 %
PIMCO
Short-Term

 %

 %
PIMCO
Total Return

 %

 %
T. Rowe Price
All-Cap Opportunities

 %

 %
T. Rowe Price
Blue Chip Growth

 %

 %
T. Rowe Price
Health Sciences

 %

 %
T. Rowe Price
Moderate Allocation
Protective Life Model Portfolios
Purchase
Payment
DCA
Allocation

Purchase
Payment
DCA
Allocation

 %

 %
Conservative Growth

 %

 %
Balanced Growth

 %

 %
Balanced Growth and Income

 %

 %
Growth Focus

Transfer Authorization

  I authorize the Company to honor my telephone and/or digital instructions for transfers among the investment options.

  I authorize the Company to honor my agent’s instructions for transfers among the investment options.

ICC17-VDA-P-1007

Dimensions IV 5/22
INDIVIDUAL VARIABLE ANNUITY APPLICATION
CONTRACT #

PROTECTIVE LIFE INSURANCE COMPANY
OPTIONAL BENEFITS AND FEATURES - Select the options to be included in your contract, and complete any additional required forms.
Optional Management Tools Available Without Charges or Fees

Automatic Purchase Plan – Complete form LAD-1128. Not available if Partial Automatic Withdrawals are selected.

Partial Automatic Withdrawals – Complete forms LAD-1147 and LAD-1133. Not available if Automatic Purchase Plan is selected.

Portfolio Rebalancing – Required, if SecurePay FXi is selected.
Rebalance to my current Variable Account allocation       quarterly    semi-annually     annually on the   day (1st – 28th) of the month.

Optional Benefits Offered with a Separate, Additional Charge or Fee
Enhanced Death Benefits – Do not select more than one enhanced death benefit.

  Maximum Anniversary Value Death Benefit - Not available if any Owner or Annuitant is age 78 or older.

  Maximum Quarterly Value Death Benefit - Not available if any Owner or Annuitant is age 78 or older.

Protected Lifetime Income Benefit

  SecurePay FXi - Not available if any Owner or Annuitant is younger than age 55 or older than age 80.

SUITABILITY
Did you receive an Annuity Buyers Guide and a current prospectus for this annuity?
       Yes        No
Do you believe the annuity meets your financial needs and objectives?
       Yes        No
APPLICANT SIGNATURES
I understand this application will be part of the annuity contract. I have read the completed application and confirm that the information it contains is true and correct to the best of my knowledge and belief.   However, these statements are representations and not warranties.   If this application includes two Owners, the company may accept instructions from either Owner on behalf of both Owners.

Variable annuities involve risk, including the possible loss of principal. The Contract Value, annuity payments and termination values, when based upon the investment experience of the separate account, are variable and are not guaranteed as to any fixed dollar amount.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Application signed at:                                                                                                          on
(City and State)
(Date)

Owner’s Signature

Joint Owner’s Signature (if applicable)

Annuitant’s Signature (if not an Owner)

Federal law requires the following notice: We may request or obtain additional information to establish or verify your identity.

Remarks:

PRODUCER REPORT - This section must be completed and signed by the agent for the Contract to be issued.
To the best of your knowledge and belief…
Does the applicant have any existing annuity contract or life insurance policy?
       Yes        No
Does this annuity change or replace any existing annuity contract or life insurance policy?
       Yes        No

Type of unexpired government issued photo I.D. used to verify applicant’s identity:

  #

I have determined this annuity is suitable based on information I obtained from the applicant after reasonable inquiry into their financial and tax status, investment objectives, and other relevant information.

I certify that I have truly and accurately recorded on this application the information provided to me by the applicant.
Agent Signature:

Print Agent Name:

Agent #

Brokerage:

State Agent License #

Phone #

ICC17-VDA-P-1007

Dimensions IV 5/22
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